UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2023

NEWMONT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E Layton Ave Denver, Colorado	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 863-7414

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Exchange Offers

On December 28, 2023, Newmont Corporation, a Delaware corporation (“Newmont”) and Newcrest Finance Pty Limited, an Australian company and a wholly-owned subsidiary of Newmont (“Newcrest Finance” and together with Newmont, the “Issuers”), settled the previously announced offers to exchange (the “Exchange Offers”) any and all of the (i) 3.250% Notes due 2030 issued by Newcrest Finance (the “Existing Newcrest 2030 Notes”) for up to an aggregate principal amount of $650.0 million new 3.250% Notes due 2030 issued by the Issuers (the “New Newmont 2030 Notes”) and cash, (ii) 5.75% Notes due 2041 issued by Newcrest Finance (the “Existing Newcrest 2041 Notes”) for up to an aggregate principal amount of $500.0 million new 5.75% Notes due 2041 issued by the Issuers (the “New Newmont 2041 Notes”) and cash and (iii) 4.200% Notes due 2050 issued by Newcrest Finance (the “Existing Newcrest 2050 Notes” and, collectively with the Existing Newcrest 2030 Notes and the Existing Newcrest 2041 Notes, the “Existing Newcrest Notes”) for up to an aggregate principal amount of $500.0 million new 4.200% Notes due 2050 issued by the Issuers (the “New Newmont 2050 Notes” and, collectively with the New Newmont 2030 Notes and the New Newmont 2041 Notes, the “New Newmont Notes”) and cash.

The Exchange Offers were made in connection with Newmont’s business combination transaction with Newcrest Mining Limited (“Newcrest”), pursuant to which Newmont acquired all of the issued and outstanding ordinary shares of Newcrest. Newmont’s acquisition of Newcrest closed on November 6, 2023.

New Newmont Notes

Pursuant to the Exchange Offers, the Issuers issued (i) $624,639,000 in aggregate principal amount of the New Newmont 2030 Notes, (ii) $459,939,000 in aggregate principal amount of the New Newmont 2041 Notes and (iii) $486,128,000 in aggregate principal amount of the New Newmont 2050 Notes.

The New Newmont Notes of each series were issued pursuant to the indenture, dated as of December 28, 2023 (as amended, supplemented or modified from time to time, the “Indenture”), by and among the Issuers, Newmont USA Limited, a Delaware corporation (the “Subsidiary Guarantor”), and The Bank of New York Mellon Trust Company, N.A., as trustee. The New Newmont 2030 Notes mature on May 13, 2030 and bear interest at a rate of 3.250% per annum, payable semi-annually in arrears on May 13 and November 13 of each year, commencing on May 13, 2024. The New Newmont 2041 Notes mature on November 15, 2041 and bear interest at a rate of 5.75% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, commencing on May 15, 2024. The New Newmont 2050 Notes mature on May 13, 2050 and bear interest at a rate of 4.200% per annum, payable semi-annually in arrears on May 13 and November 13 of each year, commencing on May 13, 2024.

The New Newmont Notes are senior unsecured obligations of the Issuers. The New Newmont Notes are guaranteed on a senior unsecured basis by the Subsidiary Guarantor.

The New Newmont Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws and, therefore, the New Newmont Notes may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or applicable foreign securities laws.

The foregoing description of the Indenture and the terms thereof does not purport to be complete and is qualified in its entirety by reference to the Indenture, attached hereto as Exhibit 4.1 and incorporated by reference herein.

Registration Rights Agreement

In connection with the issuance of the New Newmont Notes, Newmont entered into the registration rights agreement, dated as of December 28, 2023 (as amended, supplemented or modified from time to time, the “Registration Rights Agreement”), by and among Newmont and each of BMO Capital Markets Corp. and Goldman Sachs & Co. LLC, as dealer managers. Pursuant to the Registration Rights Agreement, Newmont agreed to use its commercially reasonable efforts (i) to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the New Newmont Notes of each series for exchange notes of the same series, which will have terms identical in all material respects to such New Newmont Notes, except that the exchange notes will not contain transfer restrictions, (ii) to keep such exchange offer registration statement effective until the closing of the Exchange Offers and (iii) subject to certain limitations, to cause the Exchange Offers to be consummated not later than December 28, 2024.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the entire text of such agreement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Remaining Existing Newcrest Notes

Following the consummation of the Exchange Offers, Newcrest Finance had outstanding (i) $25,225,000 in aggregate principal amount of the Existing Newcrest 2030 Notes, (ii) $40,048,000 in aggregate principal amount of the Existing Newcrest 2041 and (iii) $13,754,000 in aggregate principal amount of the Existing Newcrest 2050 Notes.

The Existing Newcrest Notes are the senior unsecured obligations of Newcrest Finance. The Existing Newcrest Notes are guaranteed on a senior unsecured basis by Newcrest and certain of its subsidiaries.

Item 7.01 Regulation FD Disclosure.

Newmont issued a press release announcing the settlement of the Exchange Offers on December 28, 2023. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information, including Exhibit 99.1 attached hereto, in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise stated in such filings.

Item 9.01. Financial Statements and Exhibits.

	(d)	Exhibits.

Exhibit No.		Description

4.1		Indenture, dated as of December 28, 2023, by and among Newmont Corporation, Newcrest Finance Pty Limited, Newmont USA Limited and The Bank of New York Mellon Trust Company, N.A.
4.2		Registration Rights Agreement, dated as of December 28, 2023, by and among Newmont Corporation, BMO Capital Markets Corp. and Goldman Sachs & Co. LLC.
99.1		Press Release, dated December 28, 2023.
104		Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Corporation

Date: December 28, 2023	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary

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